Exhibit 10.1.8

EXECUTION VERSION

AMENDMENT NO. 8

AMENDMENT NO. 8, dated as of September 19, 2018 (this “Amendment”), by and among KUEHG CORP., a Delaware corporation (“KUEHG”), KC SUB, INC., a Delaware corporation (“KC Sub” and, together with KUEHG, the “Borrowers”), KC HOLDCO, LLC, a Delaware limited liability company (“Holdco”), the Lenders party hereto, each Issuing Bank and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (“Credit Suisse AG”), in its capacity as the Administrative Agent under the Credit Agreement (as defined below), which amends that certain First Lien Credit Agreement dated as of August 13, 2015 (as amended, supplemented, amended and restated or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”) among the Borrowers, Holdco, each Lender from time to time party thereto and Credit Suisse AG, as Administrative Agent, Collateral Agent and Issuing Bank. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

WHEREAS, the Borrowers desire to amend the Credit Agreement to effect certain amendments to the definition of “Consolidated EBITDA” as set forth therein (such amendments, as more particularly set forth in Section 1 below, the “Consolidated EBITDA Amendments”);

WHEREAS, Section 9.02(b) of the Credit Agreement permits certain amendments to the Credit Agreement, including the Consolidated EBITDA Amendments, with the consent of the Borrowers, Holdco and the Required Lenders;

WHEREAS, the Borrowers desire (a) to extend the Term Loan Maturity Date applicable to the Term B-2 Loans from August 13, 2022 to February 21, 2025 (the “Amendment No. 8 Term Loan Maturity Extension”) and (b) (i) to extend the Revolving Maturity Date applicable to the Revolving Commitments from August 13, 2020 to August 22, 2023 and (ii) modify the rate of interest applicable to Revolving Loans borrowed under such Revolving Commitments (collectively, the “Amendment No. 8 Revolving Commitment Maturity Extension and Repricing” and, together with the Amendment No. 8 Term Loan Maturity Extension, the “Amendment No. 8 Maturity Extensions”);

WHEREAS, to effect the Amendment No. 8 Maturity Extensions, the Borrowers desire to amend the Credit Agreement to create (a) a new Class of Term B-3 Loans (as defined herein) under the Credit Agreement having identical terms with and having the same rights and obligations under the Loan Documents as, and in the same aggregate principal amount as, the Term B-2 Loans, as set forth in the Credit Agreement and Loan Documents, except as such terms are amended hereby (such amendments, as more particularly set forth in Section 3 below, the “Amendment No. 8 Term Loan Maturity Extension Amendments”), (b) a new Class of Extended Tranche 1 Multicurrency Revolving Commitments (as defined herein) under the Credit Agreement having identical terms with and having the same rights and obligations under the Loan Documents as, the Multicurrency Revolving Commitments, as set forth in the Credit Agreement and Loan Documents, except as such terms are amended hereby, and (c) a new Class of Extended Tranche 1 U.S. Revolving Commitments (as defined herein) under the Credit Agreement having identical terms with and having the same rights and obligations under the Loan Documents as, the U.S. Revolving Commitments, as set forth in the Credit Agreement and Loan Documents, except as such terms are amended hereby (such amendments described in clauses (b) and (c), collectively, as more particularly set forth in Section 4 below, the “Amendment No. 8 Revolving Commitment Maturity Extension and Repricing Amendments”);

WHEREAS, Section 9.02(d) of the Credit Agreement permits amendment of the Credit Agreement with the consent of the Administrative Agent, Holdco, the Borrowers, and the Lenders providing the relevant replacement term loan tranche (the “Replacement Lenders”) to permit the refinancing of all or any portion of outstanding Term Loans of any Class with a replacement term loan tranche thereunder;

WHEREAS, Section 2.24 of the Credit Agreement permits the Borrowers, on the terms and subject to the satisfaction (or waiver) of the conditions set forth therein, to extend the maturity date applicable to all or any portion of any Class of Revolving Commitments, including the U.S. Revolving Commitments and the Multicurrency Revolving Commitments, and modify the rate of interest applicable to Revolving Loans borrowed under such Revolving Commitments, in each case, with the consent of only the Lenders with such Revolving Commitments that agree to the terms of such extension set forth in the applicable Extension Offer (it being understood that the marketing term sheet posted to the Lenders in connection with this Amendment shall be deemed to constitute an Extension Offer in respect to the Amendment No. 8 Maturity Extensions for purposes of Section 2.24);

WHEREAS, in accordance with Sections 9.02(b), 9.02(d) and 2.24 of the Credit Agreement, the Borrowers, Holdco, the Lenders party hereto, constituting (a) with respect to the Consolidated EBITDA Amendments, the Required Lenders, (b) with respect to the Amendment No. 8 Term Loan Maturity Extension Amendments, all of the Term B-3 Lenders (as defined below), and (c) with respect to the Amendment No. 8 Revolving Commitment Maturity Extension and Repricing Amendments, all of the Revolving Lenders with an Extended Tranche 1 Multicurrency Revolving Commitment or an Extended Tranche 1 U.S. Revolving Commitment as set forth beside its name on Schedule 2.01(c) hereto, and the Administrative Agent are willing to amend the Credit Agreement as more particularly set forth herein;

WHEREAS, each Person with a Term B-3 Commitment will make a Term B-3 Loan in the amount set forth beside its name on Schedule 2.01(b) hereto, the proceeds of which will be used by the Borrower to repay the existing Term B-2 Loans; and

WHEREAS, Credit Suisse Loan Funding LLC and Barclays Bank PLC are acting as lead arrangers for this Amendment, the Term B-3 Loans, the Extended Tranche 1 Multicurrency Revolving Commitments and the Extended Tranche 1 U.S. Revolving Commitments (the “Amendment No. 8 Arrangers”).

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.     Consolidated EBITDA Amendments. Effective immediately upon satisfaction of the conditions set forth in clauses (a)(1), (b)(3) and (4), (e), (f) and (g) of Section 6 herein, the Borrowers, Holdco, the Lenders party hereto, constituting the Required Lenders, and the Administrative Agent hereby consent and agree, and the Credit Agreement is hereby amended, as follows:

(a)     The following defined terms shall be added to Section 1.01 of the Credit Agreement in alphabetical order:

“Amendment No. 8” means Amendment No. 8, dated as of September 19, 2018, by and among the Borrowers, Holdco, the Lenders party thereto, each Issuing Bank and the Administrative Agent.

“Amendment No. 8 Effective Date” has the meaning assigned to such term in Amendment No. 8.

“Continued Profitability” means, with respect to any location that has achieved Profitability, cumulative positive Consolidated EBITDA since the first day of the two (2) consecutive month period upon the completion of which such location achieved Profitability.

“Run-Rate EBITDA” means, for all locations that have first achieved Profitability in the trailing twelve-month period ended on the date of such measurement, and maintained Continued Profitability, Consolidated EBITDA attributable to such locations for such period, determined after (i) shifting the first month of positive Consolidated EBITDA to the first month of such period and shifting each subsequent month in a similar manner (i.e., shifting the second month of positive Consolidated EBITDA to the second month of such period, etc.) until each month of actual results for such period have been exhausted, and (ii) deeming Consolidated EBITDA for each other month of such period to be the average of Consolidated EBITDA for the months described in clause (i) above.

“Run-Rate EBITDA Adjustment Amount” means, with respect to any location and any given twelve-month period, an amount equal to the excess of Run-Rate EBITDA attributable to such location for such period over Consolidated EBITDA attributable to such location for such period.

“Profitability” means, with respect to any location, two (2) consecutive months of positive Consolidated EBITDA.

(b)     The definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended as follows:

(1)     by deleting the period at the end of clause (1)(r) thereto and replacing it with “; plus”; and

(2)     by adding the following clauses (1)(s) – (1)(v) after clause (1)(r):

(s) the amount of any operating losses attributable to any location and incurred within eighteen (18) months after the date on which such location opened and prior to such location first achieving Profitability; provided that (i) the aggregate amount that may be added back pursuant to this clause (s) in such period shall not exceed (x) $500,000 per location or (y) 15% of Consolidated EBITDA for such period (after giving effect to such addbacks) and (ii) the aggregate amount that may be added back pursuant to this clause (s) and clause (t) below in such period shall not exceed 20% of Consolidated EBITDA for such period (after giving effect to such addbacks);

(t) for any location that has achieved Profitability in such period, the Run-Rate EBITDA Adjustment Amount for any portion of such period occurring within twenty-four (24) months after the date on which such location opened (without duplication of any amounts added back pursuant to clause (s) above in such period with respect to such location); provided that the aggregate amount that may be added back pursuant to this clause (t) and clause (s) above in such period shall not exceed 20% of Consolidated EBITDA for such period (after giving effect to such addbacks);

(u) the amount of any difference between cash rent expense and GAAP rent expense for such period, which, for the avoidance of doubt, may be a negative number; and

(v) any addbacks or adjustments (i) set forth in a quality of earnings analysis prepared in connection with any Permitted Acquisition or similar Permitted Investment or (ii) determined on a basis consistent with Article 11 of Regulation S-X promulgated under the Securities Exchange Act and as interpreted by the staff of the SEC (or any successor agency);

(c)     The definition of “Loan Documents” in Section 1.01 of the Credit Agreement is hereby amended by replacing the word “and” prior to “Amendment No. 7” with a comma and adding immediately prior to the period therein, “and Amendment No. 8”.

Section 2.     [Reserved].

Section 3.     Amendment No. 8 Term Loan Maturity Extension Amendments. Effective immediately upon satisfaction of each of the conditions set forth in Section 6 herein, Holdco, the Borrowers, the Lenders party hereto, constituting all of the Term B-2 Lenders, and the Administrative Agent hereby consent and agree, and the Credit Agreement is hereby amended, as follows:

(a)     The following defined terms shall be added to Section 1.01 of the Credit Agreement in alphabetical order:

“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation, which certification shall be substantially similar in form and substance to the form of Certification Regarding Beneficial Owners of Legal Entity Customers published jointly, in May 2018, by the Loan Syndications and Trading Association and Securities Industry and Financial Markets Association.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Term B-3 Lender” means a Lender with an outstanding Tranche B-3 Term Commitment or an outstanding Term B-3 Loan.

“Term B-3 Loan” means a Loan that is made pursuant to Section 2.01(z)(A).

“Tranche B-3 Term Commitment” means, with respect to a Term B-3 Lender, the commitment of such Term B-3 Lender to make a Term B-3 Loan on the Amendment No. 8 Effective Date, in the amount set forth on Schedule 2.01(b) hereto.

(b)     All references to “Term B-2 Loan”, “Tranche B-2 Term Commitment”, and “Term B-2 Lender”, in the Credit Agreement and the Loan Documents shall be deemed to be references to “Term B-3 Loan”, “Tranche B-3 Term Commitment” and “Term B-3 Lender”,

respectively (other than any such references contained in (i) the introductory paragraphs to the Credit Agreement, (ii) this Amendment, (iii) Amendment No. 3, (iv) the Amendment No. 3 Joinder, (v) Amendment No. 4, (vi) the Amendment No. 4 Joinder, (vii) Amendment No. 5, (viii) the Amendment No. 5 Joinder, (ix) Amendment No. 6, (x) the Amendment No. 6 Joinder, (xi) Amendment No. 7 and (xii) Section 2.01.

(c)     The definition of “Term Loans” in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition and replacing it with the following:

“Term Loans” means, collectively, the Term B-3 Loans and, unless the context otherwise requires, any Incremental Term Loans, any Other Term Loans and any Extended Term Loans.

(d)     The definition of “Term Loan Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition and replacing it with the following:

“Term Loan Maturity Date” means, with respect (a) to the Term B-3 Loans, February 21, 2025 and (b) with respect to any Incremental Term Loan, Other Term Loan or Extended Term Loan, as provided in the respective documentation therefor, but, as to any specific Term Loan, as the maturity of such Term Loan shall have been extended by the holder thereof in accordance with the terms hereof.

(e)     Section 2.01 of the Credit Agreement is hereby amended by renumbering paragraphs (t), (u), (v), (w), (x), (y) and (z) as paragraphs (s), (t), (u), (v), (w), (x) and (y), respectively, and adding the following paragraph (z) to such Section:

(z) (A)(i) Subject to the terms and conditions hereof and of Amendment No. 8, each Term B-3 Lender severally and not jointly agrees to make a Term B-3 Loan to the Borrowers on the Amendment No. 8 Effective Date in the principal amount equal to its Tranche B-3 Term Commitment on the Amendment No. 8 Effective Date, it being understood that such Term B-3 Loans shall be made (and funded) to the Existing Borrower or the Incremental Borrower in the sole discretion of the Existing Borrower and the Incremental Borrower. The Borrowers shall prepay the existing Term B-2 Loans with a like amount of the gross proceeds of the Term B-3 Loans, concurrently with the receipt thereof.

(ii) The Borrowers shall pay to the Term B-2 Lenders immediately prior to the effectiveness of Amendment No. 8 all accrued and unpaid interest on the Term B-2 Loans to, but not including, the Amendment No. 8 Effective Date on such Amendment No. 8 Effective Date.

(iii) The Term B-3 Loans shall have the same terms as the Term B-2 Loans as set forth in the Credit Agreement and Loan Documents as in effect immediately before giving effect to Amendment No. 8, except as modified by Amendment No. 8; it being understood that the Term B-3 Loans (and all principal, interest and other amounts in respect thereof) will constitute “Obligations” under the Credit Agreement and the other Loan Documents and shall have the same rights and obligations under the Credit Agreement and Loan Documents as the Term B-2 Loans as in effect immediately before giving effect to Amendment No. 8.

(iv) The Tranche B-3 Term Commitment of each Term B-3 Lender shall be automatically terminated on the Amendment No. 8 Effective Date upon the borrowing of the Term B-3 Loans on such date.

(f)    Section 2.10(a) is hereby amended by deleting the table therein and replacing it with the following:

Date	Amount
September 30, 2018	$2,943,096.10
December 31, 2018	$2,943,096.10
March 31, 2019	$2,943,096.10
June 30, 2019	$2,943,096.10
September 30, 2019	$2,943,096.10
December 31, 2019	$2,943,096.10
March 31, 2020	$2,943,096.10
June 30, 2020	$2,943,096.10
September 30, 2020	$2,943,096.10
December 31, 2020	$2,943,096.10
March 31, 2021	$2,943,096.10
June 30, 2021	$2,943,096.10
September 30, 2021	$2,943,096.10
December 31, 2021	$2,943,096.10
March 31, 2022	$2,943,096.10
June 30, 2022	$2,943,096.10
September 30, 2022	$2,943,096.10
December 31, 2022	$2,943,096.10
March 31, 2023	$2,943,096.10
June 30, 2023	$2,943,096.10
September 30, 2023	$2,943,096.10

Date	Amount
December 31, 2023	$2,943,096.10
March 31, 2024	$2,943,096.10
June 30, 2024	$2,943,096.10
September 30, 2024	$2,943,096.10
December 31, 2024	$2,943,096.10

(g)    Section 2.11(a) of the Credit Agreement is hereby amended by replacing the second sentence of such Section with the following:

Each voluntary prepayment of any Loan pursuant to this Section 2.11(a) and mandatory prepayment pursuant to Section 2.11(e) shall be made without premium or penalty except that, in the event that on or prior to the date that is six (6) months after the Amendment No. 8 Effective Date, the Borrowers make any prepayment or repayment of Term B-3 Loans as a result of a Repricing Transaction or any amendment to this Agreement to effectuate a Repricing Transaction, the Borrowers shall pay to the Administrative Agent, for the ratable account of each of the applicable Lenders, a prepayment premium in an amount equal to 1% of the amount of the Term B-3 Loans being so prepaid, repaid or refinanced or the aggregate amount of the applicable Term B-3 Loans outstanding immediately prior to such amendment and otherwise subject to the Repricing Transaction, as applicable.

(h)     The Credit Agreement is hereby amended by adding the following Section 3.20:

Section 3.20     Beneficial Ownership Certification. As of the Amendment No. 8 Effective Date, the information included in the Beneficial Ownership Certification delivered on or prior to the Amendment No. 7 Effective Date is true and correct in all material respects.

(i)     Section 5.01 if the Credit Agreement is hereby amended by adding the following paragraph (h) to such Section:

(h)     promptly following any request therefor, information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act and the Beneficial Ownership Regulation.

(j)     Section 5.10 of the Credit Agreement is hereby amended by adding the following paragraph (g) to such Section:

(g)     The proceeds of all Term B-3 Loans will be used on the Amendment No. 8 Effective Date to refinance the Term B-2 Loans.

(k)     Schedule 2.01(b) of the Credit Agreement is hereby amended by deleting such schedule and replacing it with the Term B-3 Commitments hereunder of the Term B-3 Lenders party hereto as set forth on Schedule 2.01(b) hereto.

Section 4.     Amendment No. 8 Revolving Commitment Maturity Extension and Repricing Amendments. Effective immediately upon satisfaction of each of the conditions set forth in Section 6 herein, Holdco, the Borrowers, the Lenders party hereto, constituting all of the Revolving Lenders with an Extended Tranche 1 Multicurrency Revolving Commitment or an Extended Tranche 1 U.S. Revolving Commitment as set forth beside its name on Schedule 2.01(c) hereto, and the Administrative Agent hereby consent and agree, and the Credit Agreement is hereby amended, as follows:

(a)     The following defined terms shall be added to Section 1.01 of the Credit Agreement in alphabetical order:

“Extended Tranche 1 Multicurrency Revolving Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make Extended Tranche 1 Multicurrency Revolving Loans and to acquire participations in Multicurrency Letters of Credit hereunder, expressed as an amount representing the maximum principal aggregate amount of such Lender’s Extended Tranche 1 Multicurrency Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender’s Extended Tranche 1 Multicurrency Revolving Commitment is set forth on Schedule 2.01(c) or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Extended Tranche 1 Multicurrency Revolving Commitment, as the case may be. References to the “Extended Tranche 1 Multicurrency Revolving Commitments” shall mean the Extended Tranche 1 Multicurrency Revolving Commitment of each Lender taken together.

“Extended Tranche 1 Multicurrency Revolving Exposure” means, at any time, the sum of (a) the aggregate principal amount of the Extended Tranche 1 Multicurrency Revolving Loans denominated in Dollars outstanding at such time, (b) the Dollar Equivalent of the aggregate principal amount of the Extended Tranche 1 Multicurrency Revolving Loans denominated in Euros or other Alternative Currency outstanding at such time and (c) the LC Exposure at such time. The Extended Tranche 1 Multicurrency Revolving Exposure of any Lender at any time shall be its Applicable Percentage of the Extended Tranche 1 Multicurrency Revolving Exposure at such time.

“Extended Tranche 1 Multicurrency Revolving Facility” means the Extended Tranche 1 Multicurrency Revolving Commitments and the extension of credit made thereunder.

“Extended Tranche 1 Multicurrency Revolving Lender” means a Lender with an Extended Tranche 1 Multicurrency Revolving Commitment or, if the Extended Tranche 1 Multicurrency Revolving Commitments have terminated or expired, a Lender with Multicurrency Revolving Exposure.

“Extended Tranche 1 Multicurrency Revolving Loan” means a Loan that is made pursuant to Section 2.01(t)(b) in respect of an Extended Tranche 1 Multicurrency Revolving Commitment.

“Extended Tranche 1 Revolving Commitment” means an Extended Tranche 1 U.S. Revolving Commitment and/or an Extended Tranche 1 Multicurrency Revolving Commitment, as the context requires.

“Extended Tranche 1 Revolving Loan” means an Extended Tranche 1 U.S. Revolving Loan and/or an Extended Tranche 1 Multicurrency Revolving Loan, as the context requires.

“Extended Tranche 1 U.S. Revolving Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make Extended Tranche 1 U.S. Revolving Loans and to acquire participations in U.S. Letters of Credit hereunder, expressed as an amount representing the maximum principal aggregate amount of such Lender’s Extended Tranche 1 U.S. Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender’s Extended Tranche 1 U.S. Revolving Commitment is set forth on Schedule 2.01(c) or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Extended Tranche 1 U.S. Revolving Commitment, as the case may be. References to the “Extended Tranche 1 U.S. Revolving Commitments” shall mean the Extended Tranche 1 U.S. Revolving Commitment of each Lender taken together.

“Extended Tranche 1 U.S. Revolving Exposure” means, at any time, the sum of (a) the aggregate principal amount of the Extended Tranche 1 U.S. Revolving Loans denominated in Dollars outstanding at such time, (b) the Dollar Equivalent of the aggregate principal amount of the Extended Tranche 1 U.S. Revolving Loans denominated in Euros or other Alternative Currency outstanding at such time and (c) the LC Exposure at such time. The Extended Tranche 1 U.S. Revolving Exposure of any Lender at any time shall be its Applicable Percentage of the Extended Tranche 1 U.S. Revolving Exposure at such time.

“Extended Tranche 1 U.S. Revolving Facility” means the Extended Tranche 1 U.S. Revolving Commitments and the extension of credit made thereunder.

“Extended Tranche 1 U.S. Revolving Lender” means a Lender with an Extended Tranche 1 U.S. Revolving Commitment or, if the Extended Tranche 1 U.S. Revolving Commitments have terminated or expired, a Lender with Extended Tranche 1 U.S. Revolving Exposure.

“Extended Tranche 1 U.S. Revolving Loan” means a Loan that is made pursuant to Section 2.01(t)(c) in respect of an Extended Tranche 1 U.S. Revolving Commitment.

“Non-Extended Multicurrency Revolving Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make Non-Extended Multicurrency Revolving Loans and to acquire participations in Multicurrency Letters of Credit hereunder, expressed as an amount representing the maximum principal aggregate amount of such Lender’s Non-Extended Multicurrency Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender’s Non- Extended

Multicurrency Revolving Commitment is set forth on Schedule 2.01(c) or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Non-Extended Multicurrency Revolving Commitment, as the case may be. References to the “Non-Extended Multicurrency Revolving Commitments” shall mean the Non-Extended Multicurrency Revolving Commitment of each Lender taken together.

“Non-Extended Multicurrency Revolving Exposure” means, at any time, the sum of (a) the aggregate principal amount of the Non-Extended Multicurrency Revolving Loans denominated in Dollars outstanding at such time, (b) the Dollar Equivalent of the aggregate principal amount of the Non-Extended Multicurrency Revolving Loans denominated in Euros or other Alternative Currency outstanding at such time and (c) the LC Exposure at such time. The Non-Extended Multicurrency Revolving Exposure of any Lender at any time shall be its Applicable Percentage of the Non-Extended Multicurrency Revolving Exposure at such time.

“Non-Extended Multicurrency Revolving Facility” means the Non-Extended Multicurrency Revolving Commitments and the extension of credit made thereunder.

“Non-Extended Multicurrency Revolving Lender” means a Lender with a Non-Extended Multicurrency Revolving Commitment or, if the Non-Extended Multicurrency Revolving Commitments have terminated or expired, a Lender with Non-Extended Multicurrency Revolving Exposure.

“Non-Extended Multicurrency Revolving Loan” means a Loan that is made pursuant to Section 2.01(t)(b) in respect of a Non-Extended Multicurrency Revolving Commitment.

“Non-Extended Revolving Commitment” means a Non-Extended U.S. Revolving Commitment and/or a Non-Extended Multicurrency Revolving Commitment, as the context requires.

“Non-Extended Revolving Loan” means a Non-Extended U.S. Revolving Loan and/or a Non-Extended Multicurrency Revolving Loan, as the context requires.

“Non-Extended U.S. Revolving Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make Non-Extended U.S. Revolving Loans and to acquire participations in U.S. Letters of Credit hereunder, expressed as an amount representing the maximum principal aggregate amount of such Lender’s Non-Extended U.S. Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender’s Non-Extended U.S. Revolving Commitment is set forth on Schedule 2.01(c) or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Non-Extended U.S. Revolving Commitment, as the case may be. References to the “Non-Extended U.S. Revolving Commitments” shall mean the Non-Extended U.S. Revolving Commitment of each Lender taken together.

“Non-Extended U.S. Revolving Exposure” means, at any time, the sum of (a) the aggregate principal amount of the Non-Extended U.S. Revolving Loans denominated in Dollars outstanding at such time, (b) the Dollar Equivalent of the aggregate principal amount of the Non-Extended U.S. Revolving Loans denominated in Euros or other

Alternative Currency outstanding at such time and (c) the LC Exposure at such time. The Non-Extended U.S. Revolving Exposure of any Lender at any time shall be its Applicable Percentage of the Non-Extended U.S. Revolving Exposure at such time.

“Non-Extended U.S. Revolving Facility” means the Non-Extended U.S. Revolving Commitments and the extension of credit made thereunder.

“Non-Extended U.S. Revolving Lender” means a Lender with a Non-Extended U.S. Revolving Commitment or, if the Non-Extended U.S. Revolving Commitments have terminated or expired, a Lender with Non-Extended U.S. Revolving Exposure.

“Non-Extended U.S. Revolving Loan” means a Loan that is made pursuant to Section 2.01(t)(c) in respect of a Non-Extended U.S. Revolving Commitment.

(b)     Clause (b) of the definition of “Applicable Margin” in Section 1.01 of the Credit Agreement is hereby amended by deleting such clause and replacing it with the following:

(b) (A) any Non-Extended Revolving Loan, the applicable rate set forth below under the heading “Eurocurrency Loan” or “ABR Loan” as applicable, based upon the First Lien Net Leverage Ratio as of the most recent determination date:

First Lien Net Leverage Ratio:	Eurocurrency Loan	ABR Loan
Category 1 Greater than 4.00:1.00	5.00%	4.00%

Category 2 Less than or equal to 4.00:1.00 but greater than 3.50:1.00	4.75%	3.75%

Category 3 Less than or equal to 3.50:1.00	4.50%	3.50%

(B) any Extended Tranche 1 Revolving Loan, the applicable rate set forth below under the heading “Eurocurrency Loan” or “ABR Loan” as applicable, based upon the First Lien Net Leverage Ratio as of the most recent determination date:

First Lien Net Leverage Ratio:	Eurocurrency Loan	ABR Loan
Category 1 Greater than 4.00:1.00	3.75%	2.75%

Category 2 Less than or equal to 4.00:1.00 but greater than 3.50:1.00	3.50%	2.50%

Category 3 Less than or equal to 3.50:1.00	3.25%	2.25%

(c)     The definition of “Letter of Credit Expiration Date” in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition and replacing it with the following:

“Letter of Credit Expiration Date” means the day that is five (5) Business Days prior to the Revolving Maturity Date applicable to the Extended Tranche-1 Revolving Commitments (or, if such day is not a Business Day, the immediately succeeding Business Day).

(d)     The definition of “Multicurrency Revolving Commitment” in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition and replacing it with the following:

“Multicurrency Revolving Commitment” means the Non-Extended Multicurrency Revolving Commitment and/or the Extended Tranche 1 Multicurrency Revolving Commitment, as the context requires.

(a)     The definition of “Multicurrency Revolving Facility” in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition and replacing it with the following:

“Multicurrency Revolving Facility” means the Non-Extended Multicurrency Revolving Facility and/or the Extended Tranche 1 Multicurrency Revolving Facility, as the context requires.

(b)     The definition of “Multicurrency Revolving Lender” in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition and replacing it with the following:

“Multicurrency Revolving Lender” means, with respect to (a) the Non-Extended Multicurrency Revolving Facility, a Lender with a Non-Extended Multicurrency Revolving Commitment or, if the Non-Extended Multicurrency Revolving Commitments have terminated or expired, a Lender with Non-Extended Multicurrency Revolving Exposure, and (b) the Extended Tranche 1 Multicurrency Revolving Facility, a Lender with an Extended Tranche 1 Multicurrency Revolving Commitment or, if the Extended Tranche 1 Multicurrency Revolving Commitments have terminated or expired, a Lender with Extended Tranche 1 Multicurrency Revolving Exposure.

(c)     The definition of “Revolving Commitment” in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition and replacing it with the following:

“Revolving Commitment” means a Non-Extended U.S. Revolving Commitment, a Non-Extended Multicurrency Revolving Commitment, an Extended Tranche 1 U.S. Revolving Commitment and/or an Extended Tranche 1 Multicurrency Revolving Commitment, as the context requires.

(d)     The definition of “Revolving Exposure” in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition and replacing it with the following:

“Revolving Exposure” means, at any time, (i) with respect to all Revolving Lenders, the sum of the Non-Extended U.S. Revolving Exposure, Non-Extended Multicurrency Revolving Exposure, Extended Tranche 1 U.S. Revolving Exposure and Extended Tranche 1 Multicurrency Revolving Exposure at such time, (ii) with respect to each Revolving Lender, the sum of such Revolving Lender’s Non-Extended U.S. Revolving Exposure, Non-Extended Multicurrency Revolving Exposure, Extended Tranche 1 U.S. Revolving Exposure and Extended Tranche 1 Multicurrency Revolving Exposure at such time and (iii) with respect to any Class, the Non-Extended U.S. Revolving Exposure, Non-Extended Multicurrency Revolving Exposure, Extended Tranche 1 U.S. Revolving Exposure or Extended Tranche 1 Multicurrency Revolving Exposure of such Class, as applicable.

(e)     The definition of “Revolving Loan” in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition and replacing it with the following:

“Revolving Loan” means a Non-Extended U.S. Revolving Loan, a Non-Extended Multicurrency Revolving Loan, an Extended Tranche 1 U.S. Revolving Loan and/or an Extended Tranche 1 Multicurrency Revolving Loan, as the context requires.

(f)     The definition of “Revolving Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition and replacing it with the following:

“Revolving Maturity Date” means, with respect to (a) the Non-Extended Revolving Commitments, the fifth anniversary of the Closing Date (or if such anniversary is not a Business Day, the next preceding Business Day), and (b) the Extended Tranche 1 Revolving Commitments, August 22, 2023, but, in each case, as to any specific Revolving Commitment, as the maturity of such Revolving Commitment shall have been extended by the holder thereof in accordance with the terms hereof.

(g)     The definition of “U.S. Revolving Commitment” in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition and replacing it with the following:

“U.S. Revolving Commitment” means the Non-Extended U.S. Revolving Commitment and/or the Extended Tranche 1 U.S. Revolving Commitment, as the context requires.

(h)     The definition of “U.S. Revolving Facility” in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition and replacing it with the following:

“U.S. Revolving Facility” means the Non-Extended U.S. Revolving Facility and/or the Extended Tranche 1 U.S. Revolving Facility, as the context requires.

(i)     The definition of “U.S. Revolving Lender” in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition and replacing it with the following:

“U.S. Revolving Lender” means, with respect to (a) the Non-Extended U.S. Revolving Facility, a Lender with a Non-Extended U.S. Revolving Commitment or, if the

Non-Extended U.S. Revolving Commitments have terminated or expired, a Lender with Non-Extended U.S. Revolving Exposure, and (b) the Extended Tranche 1 U.S. Revolving Facility, a Lender with an Extended Tranche 1 U.S. Revolving Commitment or, if the Extended Tranche 1 U.S. Revolving Commitments have terminated or expired, a Lender with Extended Tranche 1 U.S. Revolving Exposure.

(j)     The definition of “U.S. Revolving Loan” in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition and replacing it with the following:

“U.S. Revolving Loan” means a Non-Extended U.S. Revolving Loan and/or an Extended Tranche 1 U.S. Revolving Loan, as the context requires.

(k)     Section 2.01 of the Credit Agreement is hereby amended by adding the following paragraphs (B) and (C) to paragraph (z) of such Section:

(B) The Extended Tranche 1 U.S. Revolving Commitments established on the Amendment No. 8 Effective Date shall have the same terms as the U.S. Revolving Commitments as set forth in the Credit Agreement and Loan Documents as in effect immediately before giving effect to Amendment No. 8, except as modified by Amendment No. 8; it being understood that the Extended Tranche 1 U.S. Revolving Commitments (and all principal, interest and other amounts in respect thereof) will constitute “Obligations” under the Credit Agreement and the other Loan Documents and shall have the same rights and obligations under the Credit Agreement and Loan Documents as the U.S. Revolving Commitments as in effect immediately before giving effect to Amendment No. 8. On the Amendment No. 8 Effective Date, in accordance with, and upon the terms and conditions set forth in, Amendment No. 8, (i) the U.S. Revolving Commitment in effect immediately prior to the Amendment No. 8 Effective Date and any U.S. Revolving Loans outstanding immediately prior to the Amendment No. 8 Effective Date of each Revolving Lender who does not submit an executed signature page to Amendment No. 8 on such date shall continue hereunder and be reclassified as a Non-Extended U.S. Revolving Commitment and Non-Extended U.S. Revolving Loans, respectively, on such date and (ii) the U.S. Revolving Commitment in effect immediately prior to the Amendment No. 8 Effective Date and any U.S. Revolving Loans outstanding immediately prior to the Amendment No. 8 Effective Date of each Revolving Lender who does submit an executed signature page to Amendment No. 8 on such date shall continue hereunder and be reclassified an Extended Tranche 1 U.S. Revolving Commitment and Extended Tranche 1 U.S. Revolving Loans, respectively, on such date. From the Amendment No. 8 Effective Date until the Revolving Maturity Date with respect to the Non-Extended U.S. Revolving Commitments, all borrowings of U.S. Revolving Loans shall be made on a pro rata basis between the Non-Extended U.S. Revolving Loans and the Extended Tranche 1 U.S. Revolving Loans in proportion to the respective U.S. Revolving Commitments.

(C)) The Extended Tranche 1 Multicurrency Revolving Commitments established on the Amendment No. 8 Effective Date shall have the same terms as the Multicurrency Revolving Commitments as set forth in the Credit Agreement and Loan Documents as in effect immediately before giving effect to Amendment No. 8, except as modified by Amendment No. 8; it being understood that the Extended Tranche 1 Multicurrency Revolving Commitments (and all principal, interest and other amounts in respect thereof) will constitute “Obligations” under the Credit Agreement and the other Loan Documents and shall have the same rights and obligations under the Credit Agreement and Loan

Documents as the Multicurrency Revolving Commitments as in effect immediately before giving effect to Amendment No. 8. On the Amendment No. 8 Effective Date, in accordance with, and upon the terms and conditions set forth in, Amendment No. 8, (i) the Multicurrency Revolving Commitment in effect immediately prior to the Amendment No. 8 Effective Date and any Multicurrency Revolving Loans outstanding immediately prior to the Amendment No. 8 Effective Date of each Revolving Lender who does not submit an executed signature page to Amendment No. 8 on such date shall continue hereunder and be reclassified as a Non-Extended Multicurrency Revolving Commitment and Non-Extended Multicurrency Revolving Loans, respectively, on such date and (ii) the Multicurrency Revolving Commitment in effect immediately prior to the Amendment No. 8 Effective Date and any Multicurrency Revolving Loans outstanding immediately prior to the Amendment No. 8 Effective Date of each Revolving Lender who does submit an executed signature page to Amendment No. 8 on such date shall continue hereunder and be reclassified an Extended Tranche 1 Multicurrency Revolving Commitment and Extended Tranche 1 Multicurrency Revolving Loans, respectively, on such date. From the Amendment No. 8 Effective Date until the Revolving Maturity Date with respect to the Non-Extended Multicurrency Revolving Commitments, all borrowings of Multicurrency Revolving Loans shall be made on a pro rata basis between the Non-Extended Multicurrency Revolving Loans and the Extended Tranche 1 Multicurrency Revolving Loans in proportion to the respective Multicurrency Revolving Commitments.

(l)     Section 2.02(d) of the Credit Agreement is hereby amended by adding “applicable to the Extended Tranche 1 U.S. Revolving Loans or Extended Tranche 1 Multicurrency Revolving Loans, as the case may be,” immediately after the reference to “Revolving Maturity Date”.

(m)     Section 2.05(b)(iiii)(E) of the Credit Agreement is hereby amended by adding “applicable to the Extended Tranche-1 Revolving Commitments” immediately after the reference to “Revolving Maturity Date”.

(n)     Section 2.05(c) of the Credit Agreement is hereby amended by adding “applicable to the Extended Tranche-1 Revolving Commitments” immediately after the reference to “Revolving Maturity Date”.

(o)     Section 2.08(b) of the Credit Agreement is hereby amended by deleting such section and replacing it with the following:

(b)     The Borrower may at any time, without premium or penalty, terminate, or from time to time reduce, the Commitments of any Class, provided that (i) each reduction of the Commitments of any Class shall be in an amount that is an integral multiple of $1,000,000 (or, in the case of Commitments denominated in Euros, €1,000,000, British Pounds, £1,000,000, or other Alternative Currency, a like amount) and not less than $5,000,000 (or in the case of Commitments denominated in Euros, €5,000,000, British Pounds, £5,000,000, or other Alternative Currency, a like amount), (ii) the Borrower shall not terminate or reduce any Class of Revolving Commitments to the extent that, after giving effect to any concurrent prepayment of the Revolving Loans of such Class in accordance with Section 2.11, the aggregate Revolving Exposure (calculated using the Exchange Rate in effect as of the date of the proposed termination or reduction) of such Class (excluding the portion of the Revolving Exposure attributable to outstanding Letters of Credit if and to the extent that the Borrower has Cash Collateralized (at 103% of the face value of such Letters of Credit) or made other arrangements satisfactory to the Issuing Bank with respect to such Letters of Credit) would exceed the aggregate Revolving Commitments of such Class, (iii) in no event shall any termination or reduction of the total Non-Extended Multicurrency Revolving Commitments be on less than a pro rata basis (but may be on a greater than pro rata basis) with any termination or reduction of the total Extended Tranche 1 Multicurrency Revolving Commitments and (iv) in no event shall any termination or reduction of the total Non-Extended U.S. Revolving Commitments be on less than a pro rata basis (but may be on a greater than pro rata basis) with any termination or reduction of the total Extended Tranche 1 U.S. Revolving Commitments.

(p)     Schedule 2.01(c) of the Credit Agreement is hereby amended by deleting such schedule and replacing it with Schedule 2.01(c) hereto.

Section 5.     Representations and Warranties. The Borrowers represent and warrant to the Lenders as of the date hereof and the Amendment No. 8 Effective Date that:

(a)     Immediately before and after giving effect to this Amendment, the representations and warranties of the Borrowers and each other Loan Party contained in Article III of the Credit Agreement or any other Loan Document shall be true and correct in all material respects on and as of the date of such Credit Event (or true and correct in all material respects as of a specified date, if earlier), except that for purposes of this Section 4, the representations and warranties contained in Section 3.04(a) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished prior to the Amendment No. 8 Effective Date or pursuant to Section 5.01(a) and Section 5.01(b) of the Credit Agreement.

(b)     At the time of and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

Section 6.     Conditions to Effectiveness. The Consolidated EBITDA Amendments set forth in Section 1, the Amendment No. 8 Term Loan Maturity Extension Amendments set forth in Section 3 and the Amendment No. 8 Revolving Commitment Maturity Extension and Repricing Amendments set forth in Section 4 shall be effective immediately upon (x) in the case of such Consolidated EBITDA Amendments, satisfaction of the conditions set forth in clauses (a)(1), (b)(3) and (4), (e), (f) and (g) below, and (y) in the case of such Amendment No. 8 Term Loan Maturity Extension Amendments and the Amendment No. 8 Revolving Commitment Maturity Extension and Repricing Amendments, satisfaction of each of the following conditions:

(a)     The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles or electronic copies (followed promptly by originals) unless otherwise specified, and each executed by a Responsible Officer of the Borrowers:

(1)     counterparts to this Amendment, executed by the Borrowers, Holdco, the Administrative Agent, Lenders constituting the Required Lenders, each Term Lender, each Revolving Lender with an Extended Tranche 1 Multicurrency Revolving Commitment or an Extended Tranche 1 U.S. Revolving Commitment as set forth beside its name on Schedule 2.01(c) hereto and each Issuing Bank; and

(2)     a Note executed by the Borrowers in favor of each Lender requesting a Note at least two (2) Business Days prior to the Amendment No. 8 Effective Date, if any.

(b)     The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles or electronic copies unless otherwise specified:

(1)     an opinion of Goodwin Procter LLP, New York counsel for the Loan Parties (addressed to the Administrative Agent and the Lenders and dated the Amendment No. 8 Effective Date);

(2)     (i) a copy of each Organizational Document of the Borrowers and the Guarantors certified as of a recent date by an appropriate governmental official or a Responsible Officer of the applicable Loan Party (or a certificate signed by a Responsible Officer of the applicable Loan Party certifying that the Organizational Documents of such Loan Party have not been amended or otherwise modified since the Amendment No. 7 Effective Date); (ii) signature and incumbency certificates of the Responsible Officers of each Person that is a Loan Party on the Amendment No. 8 Effective Date executing a Loan Document (including the Guarantor Consent and Reaffirmation) on the Amendment No. 8 Effective Date; (iii) resolutions of the board of directors or similar governing body of each Person that is a Loan Party on the Amendment No. 8 Effective Date approving and authorizing the execution, delivery and performance of this Amendment and the other Loan Documents (including the Guarantor Consent and Reaffirmation) by such Loan Party, certified as of the Amendment No. 7 Effective Date by a Responsible Officer of such Loan Party as being in full force and effect without modification or amendment; and (iv) a good standing certificate (to the extent such concept is known in the relevant jurisdiction) for each Person that is a Loan Party on the Amendment No. 8 Effective Date from the applicable Governmental Authority in such Person’s jurisdiction of incorporation, organization or formation dated a recent date prior to the Amendment No. 8 Effective Date;

(3)     a certificate signed by a Responsible Officer of the Borrowers certifying as to the satisfaction of the conditions set forth in clauses (f) and (g) of this Section 6 and that the Term B-3 Loans meet the requirements and conditions to be Replacement Term Loans; and

(4)     a Guarantor Consent and Reaffirmation, dated as of the date hereof and executed by each of the Guarantors, whereby each of the Guarantors consents to this Amendment and reaffirms each Lien granted by it to the Administrative Agent for the benefit of the Secured Parties under each of the Loan Documents to which it is a party.

(c)     (1)     The aggregate principal amount of the Tranche B-3 Term Commitments shall equal the aggregate principal amount of the outstanding Term B-2 Loans as in effect immediately before giving effect to the Amendment No. 8 Term Loan Maturity Extension Amendments, (2) the aggregate amount of the Non-Extended U.S. Revolving Commitments and the Extended Tranche 1 U.S. Revolving Commitments shall equal the aggregate amount of the U.S. Revolving Commitments as in effect immediately before giving effect to the Amendment No. 8 Revolving Commitment Maturity Extension and Repricing Amendments and (3) the aggregate amount of the Non-Extended Multicurrency Revolving Commitments and the Extended Tranche 1 Multicurrency Revolving Commitments shall equal the aggregate amount of the Multicurrency Revolving Commitments as in effect immediately before giving effect to the Amendment No. 8 Revolving Commitment Maturity Extension and Repricing Amendments.

(d)     The Borrowers shall have paid to the Administrative Agent, for the ratable account of the Term Lenders immediately prior to the Amendment No. 8 Effective Date, all accrued and unpaid interest on the Term B-2 Loans to, but not including, the Amendment No. 8 Effective Date on the Amendment No. 8 Effective Date. The Borrowers have paid to the Revolving Lenders immediately prior to the Amendment No. 8 Effective Date all accrued and unpaid interest and fees on the Revolving Loans and Revolving Commitments to, but not including, the Amendment No. 8 Effective Date on the Amendment No. 8 Effective Date.

(e)     All reasonable and documented out-of-pocket fees and expenses due to the Administrative Agent, the Term B-3 Arrangers and the Lenders, in each case, required to be paid on the Amendment No. 8 Effective Date (including pursuant to Section 6 hereof) shall have been paid.

(f)     No Default or Event of Default shall exist, or would result from the Amendment and related Credit Event or from the application of the proceeds therefrom.

(g)     The representations and warranties of the Borrowers and each other Loan Party contained in Article III of the Credit Agreement or any other Loan Document shall be true and correct in all material respects on and as of the date hereof (or true and correct in all material respects as of a specified date, if earlier), except that for purposes of this Section 6, the representations and warranties contained in Section 3.04(a) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished prior to the Amendment No. 8 Effective Date or pursuant to Section 5.01(a) and Section 5.01(b) of the Credit Agreement.

(h)     To the extent requested by a Term B-3 Lender in writing not less than three (3) Business Days prior to the Amendment No. 8 Effective Date, the Administrative Agent shall have received, prior to the effectiveness of this Amendment, all documentation and other information with respect to the Borrowers required by regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act.

(i)     The Administrative Agent shall have received a Borrowing Request not later than 1:00 p.m. on the Business Day prior to the date of the proposed Credit Event.

“Amendment No. 8 Effective Date” shall mean (a) for purposes of the Consolidated EBITDA Amendments, the date on which the conditions set forth in clauses (a)(1), (b)(3) and (4), (e), (f) and (g) above have been satisfied, and (b) for purposes of the Amendment No. 8 Term Loan Maturity Extension Amendments and the Amendment No. 8 Revolving Commitment Maturity Extension and Repricing Amendments, the date on which each of the conditions set forth in this Section 6 has been satisfied. The Administrative Agent shall notify the Borrowers and the Lenders of the Amendment No. 8 Effective Date and such notice shall be conclusive and binding.

Section 7.     Fees and Expenses. The Borrowers agree to (a) reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses incurred by the Administrative Agent as and when required by Section 9.03 of the Credit Agreement and (b) pay any fees payable under that certain fee letter dated July 27, 2018 by and among KUEHG, Credit Suisse AG, Cayman Islands Branch, Credit Suisse Loan Funding LLC and Barclays Bank PLC (the “Fee Letter”) and required to be paid on the Amendment No. 8 Effective Date, including to each Lender executing and delivering a signature page to this Amendment on or prior to the applicable consent deadline, an amendment fee in an amount equal to 0.25% of the aggregate principal amount of such Lender’s outstanding Loans and unfunded Commitments under the Credit Agreement as in effect immediately before giving effect to Amendment No. 8, in the case of each of clauses (a) and (b), to the extent invoiced at least three (3) Business Days prior to the first date on which each of the conditions set forth in Section 6 (other than the condition set forth in clause (h) thereof) has been satisfied.

Section 8.     Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” “delivery” and words of the like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state laws based on the Uniform Electronic Transactions Act. “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

Section 9.     Governing Law and Waiver of Right to Trial by Jury. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The jurisdiction and waiver of right to trial by jury provisions in Sections 9.09 and 9.10 of the Credit Agreement are incorporated herein by reference mutatis mutandis.

Section 10.     Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 11.     Effect of Amendment.

(a)     On and after the date hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, mean and are a reference to the Credit Agreement as modified by this Amendment. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

(b)     The Credit Agreement, as specifically amended by this Amendment, and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all of the respective Obligations of Holdco and the Borrowers under the Loan Documents, in each case as the Credit Agreement is amended by this Amendment.

(c)     The execution, delivery and effectiveness of this Amendment does not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents nor constitute a waiver of any provision of any of the Loan Documents and nothing herein can or may be construed as a novation of the Credit Agreement or any other Loan Document.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

KUEHG CORP.

By:	/s/ Paul D. Thompson

	Name:	Paul D. Thompson
	Title:	Executive Vice President and Chief Financial Officer

KC SUB, INC.

By:	/s/ Paul D. Thompson
	Name:	Paul D. Thompson
	Title:	Executive Vice President and Chief
Financial Officer

KC HOLDCO, LLC

By:	/s/ Paul D. Thompson
	Name:	Paul D. Thompson
	Title:	Executive Vice President and Chief
Financial Officer

[Signature Page to Amendment No. 8]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Revolving Lender, a Term B-3 Lender an Issuing Bank and the Administrative Agent

By:	/s/ Mikhail Faybusovich
	Name:	MIKHAIL FAYBUSOVICH
	Title:	AUTHORIZED SlGNATORY

By:	/s/ Andrew Griffin
	Name:	Andrew Griffin
	Title:	Authorized Signatory

[Signature Page to Amendment No. 8]

BARCLAYS BANK PLC, as a Revolving Lender, and an Issuing Bank

By:	/s/ Ritam Bhalla
	Name:	Ritam Bhalla
	Title:	Director

[Signature Page to Amendment No. 8]

BANK OF MONTREAL, as a Revolving Lender and an Issuing Bank

By:	/s/ Naghmeh Hashemifard
	Name:	Naghmeh Hashemifard
	Title:	Managing Director

[Signature Page to Amendment No. 8]

SCHEDULE 2.01(B)

Term B-3 Commitments

Term B-3 Lender	Term B-3 Commitment
Credit Suisse AG, Cayman Islands Branch	$1,177,238,440.22

Total	$1,177,238,440.22

SCHEDULE 2.01(C)

Revolving Commitments

Revolving Lender	Non-Extended Multicurrency Revolving Commitment	Non-Extended U.S. Revolving Commitment	Extended Tranche 1 Multicurrency Revolving Commitment	Extended Tranche 1 U.S. Revolving Commitment
Malayan Banking Berhad, New York Branch	$0	$20,000,000	$0	$0
Credit Suisse AG, Cayman Islands Branch	$0	$0	$4,000,000	$36,000,000
Barclays Bank PLC	$0	$0	4,000,000	$20,000,000
Bank of Montreal	$0	$0	$2,000,000	$14,0000,000

Total	$0	$20,000,000	$10,000,000	$70,000,000